UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 20, 2015

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by TETRA Technologies, Inc. (the “Company”) in the Company’s Current Report on Form 8-K filed on November 6, 2015 (the “Prior Form 8-K”), the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) dated as of November 5, 2015, by and between the Company and GSO Tetra Holdings LP (“GSO”). The Note Purchase Agreement relates to the Company’s issuance and sale of $125.0 million aggregate principal amount of its 11.00% Senior Notes due November 5, 2022 (the “Senior Notes”). On November 20, 2015 (the “Closing Date”), the Company completed the issuance and sale of the Senior Notes pursuant to the Note Purchase Agreement in a private placement transaction. The Senior Notes are guaranteed by certain of the Company’s domestic subsidiaries (the “Guarantors”) pursuant to a Subsidiary Guaranty dated as of the Closing Date (the “Subsidiary Guaranty”) in favor of the holders from time to time of the Senior Notes issued under the Note Purchase Agreement and any supplement thereto, and their respective successors and assigns.

Immediately after the closing and funding, the Company applied a portion of the proceeds from the sale of the Senior Notes to repay all of the Company’s indebtedness for borrowed money outstanding under its credit agreement. Thereafter, the Company will apply any remaining portion of the proceeds, together with other funds (to the extent necessary), to (i) pay the purchase price for notes accepted for purchase by the Company pursuant to the tender offer described in the Prior Form 8-K, (ii) prepay in full all amounts owed in respect of the Company’s outstanding 5.90% Senior Notes, Series 2006-A, due April 30, 2016 (the Series 2006-A Notes”) and (iii) pay fees and expenses associated with the transactions contemplated under the Note Purchase Agreement.

The Senior Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Securities Act.

The foregoing summary of the Note Purchase Agreement, the Senior Notes and the Subsidiary Guaranty does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note Purchase Agreement filed as Exhibit 4.1 to the Prior Form 8-K and incorporated herein by reference, and to the full text of the Senior Note and Subsidiary Guaranty, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. In addition, the information set forth in the Prior Form 8-K, as well as the information set forth below in Item 2.03 of this Current Report on Form 8-K, is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Notes

Pursuant to the terms of the Note Purchase Agreement, on the Closing Date the Company issued and sold the Senior Notes by issuing a single note in the aggregate principal amount of $125.0 million to GSO in a private placement transaction exempt from the registration requirements of the Securities Act. The Senior Notes will bear interest at the fixed rate of 11.00% and mature on November 5, 2022. Interest on the Senior Notes will be due quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2016. For a further discussion of additional payment terms of the Senior Notes, refer to Item 2.03 of the Prior Form 8-K, which is incorporated herein by reference.

The foregoing description of the Senior Notes does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Senior Note, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Subsidiary Guaranty

Payment of principal of, make-whole amount, if any, other premium, if any, and interest on, and each other amount due under the Senior Notes or the Note Purchase Agreement and any supplement thereto, is guaranteed by the Guarantors pursuant to the terms of the Subsidiary Guaranty. Pursuant to the Subsidiary Guaranty, the Guarantors have unconditionally and irrevocably guaranteed to the holders from time to time of the Senior Notes issued under the Note Purchase Agreement and any supplement thereto, and their respective successors and assigns, the due, prompt and complete payment by the Company of any and all amounts owed by the Company in accordance with the terms of the Senior Notes, the Note Purchase Agreement and any supplement thereto.

The foregoing description of the Subsidiary Guaranty does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Subsidiary Guaranty, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 20, 2015, the Company provided notice to the holders of the Series 2006-A Notes of the optional prepayment of such Series 2006-A Notes in full pursuant to the Master Note Purchase Agreement dated as of September 27, 2004, as amended and supplemented by the First Supplement thereto, dated as of April 18, 2006, among the Company and the holders of the Series 2006-A Notes. The optional prepayment notice accelerated the payment date of the Series 2006-A Notes from April 30, 2016 to December 21, 2015. The amount due on December 21, 2015 will be approximately $92.4 million, which includes accrued interest and a make-whole payment of approximately $1.6 million, subject to final calculation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	11.00% Senior Note due November 5, 2022.
4.2
Subsidiary Guaranty dated November 20, 2015, executed by Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA Applied Technologies, LLC, TETRA International Incorporated and TETRA Production Testing Services, LLC, in favor of the holders from time to time of the 11.00% Senior Notes due November 5, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: November 20, 2015

EXHIBIT INDEX

Exhibit Number	Description
4.1	11.00% Senior Note due November 5, 2022.
4.2
Subsidiary Guaranty dated November 20, 2015, executed by Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA Applied Technologies, LLC, TETRA International Incorporated and TETRA Production Testing Services, LLC, in favor of the holders from time to time of the 11.00% Senior Notes due November 5, 2022.

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